UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

GRIFFON CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-06620

Delaware	11-1893410
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor
New York, New York 10019
(Address of principal executive offices, including zip code)

(212) 957-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 27, 2022, Griffon Corporation (“Griffon”) completed the sale of its Defense Electronic business, consisting of Telephonics Corporation (“Telephonics”), to TTM Technologies, Inc. (“TTM”) for $330 million in cash, subject to certain adjustments (the “Transaction”).

The Transaction was completed pursuant to the terms of a Share Purchase Agreement, dated as of April 18, 2022 (the “Purchase Agreement”), by and among Griffon, Exphonics, Inc., a wholly-owned subsidiary of Griffon, and TTM.

Incorporation by Reference

The foregoing description of the Purchase Agreement and the Transaction has been included to provide investors and security holders with information regarding the terms of the Purchase Agreement and the Transaction. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement was filed as Exhibit 2.1 to Griffon’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 21, 2022 and is incorporated herein by reference.

The Purchase Agreement contains representations, warranties and covenants that the parties thereto made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Purchase Agreement between the parties thereto and may be subject to important qualifications and limitations agreed to by such parties in connection with negotiating the terms thereof. The representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Griffon’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Item 8.01.	Other Events.

On June 27, 2022, Griffon issued two press releases. The first press release announced the completion of the Transaction. The second press release announced that Griffon’s Board of Directors has declared a special cash dividend of $2.00 per share payable on July 20, 2022 to shareholders of record as of the close of business on July 8, 2022 and that Griffon has prepaid $300 million principal amount of its $800 million Term Loan B credit facility effective, June 27, 2022. The second release also states that the prepayment permanently reduces the outstanding Term Loan B, and that funding for the special dividend and the Term Loan B principal repayment will be provided from the proceeds of the Transaction and Griffon’s free cash flow.

A copy of the press releases are attached as Exhibits 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits of the proposed Transaction, the management of Griffon and Griffon’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Griffon on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Griffon nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Griffon’s control. These factors include changes in laws or regulations and changes in general economic conditions. Griffon undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Griffon’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The disposition of Telephonics was reflected as discontinued operations in Griffon’s unaudited condensed consolidated statements of operations for the fiscal quarters ended March 31, 2022 and March 21, 2021, and in the unaudited condensed consolidated balance sheet as March 31, 2022, each contained in Griffon’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Form 10-Q”). The results of operations for Telephonics for such period, and the major classes of assets and liabilities of Telephonics as of such date, were included in Note 16 to Griffon’s unaudited consolidated financial statements included in the Form 10-Q.

The disposition of Telephonics was reflected as discontinued operations in Griffon’s historical audited consolidated statements of operations for each of the three fiscal years ended September 30, 2021, September 30, 2020 and September 30, 2019, and in the audited consolidated balance sheets as of September 30, 2021 and September 30, 2020, each contained in Griffon’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021 (the “Form 10-K”). The results of operations for Telephonics for such period, and the major classes of assets and liabilities of Telephonics as of such date, were included in Note 8 to Griffon’s audited consolidated financial statements included in the Form 10-K.

(d) Exhibits

Exhibit Number	Description
2.1	Share Purchase Agreement, dated as of April 18, 2022, by and among TTM Technologies, Inc., Griffon Corporation and Exphonics, Inc. (incorporated by reference to Exhibit 2.1 to Griffon’s Current Report on Form 8-K, filed with the SEC on April 21, 2022).
99.1	Press Release of Griffon Corporation, dated June 27, 2022, announcing closing of the sale of Telephonics.
99.2	Press Release of Griffon Corporation, dated June 27, 2022, announcing a special dividend and term loan B prepayment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION
Date: June 29, 2022	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President